Exhibit 16

                                                                DELOITTE
                                                                & TOUCHE


October 2, 2002


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read Item 4 of Optimark Holdings, Inc's. Form 8-K dated September 26, 2002, and we have the following comments:

     1. We agree with the statements made in section 4(a) and in the first sentence of section 4(b).

     2. We have no basis on which to agree or disagree with the statements made in the second and third sentences of section 4(b).

Yours truly,

/s/Deloitte & Touche LLP